UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2008
Nissan Auto Receivables Corporation II
(Depositor)
Nissan Auto Receivables 2008-A Owner Trust
(Issuing Entity)

(Exact name of Registrant as Specified in its Charter)

Delaware	333-138931-02	51-6596262

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

BELLSOUTH TOWER 333 COMMERCE STREET NASHVILLE, TENNESSEE	37201-1800

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 725-1121
None

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.
ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 4.5
EXHIBIT 4.6
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.
     On January 24, 2008, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of January 24, 2008 (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On January 24, 2008, Nissan Auto Receivables 2008-A Owner Trust (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of November 14, 2007 as amended and restated by the Amended and Restated Trust Agreement, dated as of January 24, 2008 (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), entered into that certain Sale and Servicing Agreement, dated as of January 24, 2008 (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Issuing Entity. Also on January 24, 2008, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of January 24, 2008 (the “Indenture”), by and between the Issuing Entity, as issuer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), of certain notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). Also on January 24, 2008, the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of January 24, 2008 (the “Yield Supplement Agreement”), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on January 24, 2008, the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into that certain Administration Agreement, dated as of January 24, 2008 (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $1,093,500,000 were sold to J.P. Morgan Securities Inc., ABN AMRO Incorporated, Citigroup Capital Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and SG America Securities Inc., as underwriters (the “Underwriters”) pursuant to an Underwriting Agreement, dated as of January 15, 2008, by and among NARC II, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-138931).
     Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.
ITEM 8.01 OTHER EVENTS.
     On January 24, 2008, the Issuing Entity entered into an interest rate swap contract (“Swap Contract”), pursuant to an ISDA Master Agreement (the “ISDA Master Agreement”) dated as of January 24, 2008, by and between the Issuing Entity and HSBC Bank USA, National Association (the “Swap Counterparty”), an ISDA Credit Support Annex, dated as of January 24, 2008, by and between the Issuing Entity and the Swap Counterparty (the “Credit Support Annex”), a Schedule to the ISDA Master Agreement, dated as of January 24, 2008, by and between the Issuing Entity and the Swap Counterparty (the “Schedule”), and a Swap Transaction Confirmation, dated as of January 24, 2008, by and between the Issuing Entity and the Swap Counterparty (the “Swap Confirmation”).
     Attached as Exhibit 99.1 is the ISDA Master Agreement, as Exhibit 99.2 is the Credit Support Annex, as Exhibit 99.3 is the Schedule, and as Exhibit 99.4 is the Swap Confirmation.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of January 24, 2008, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of January 24, 2008, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of January 24, 2008, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of January 24, 2008, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 4.5	Administration Agreement, dated as of January 24, 2008, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of January 24, 2008, by and among the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 99.1	ISDA Master Agreement, dated as of January 24, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.2	ISDA Credit Support Annex, dated as of January 24, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.3	Schedule to the ISDA Master Agreement, dated as of January 24, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.4	Swap Transaction Confirmation, dated as of January 24, 2008, by and between the Issuing Entity and the Swap Counterparty.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2008-A OWNER TRUST
By:	Nissan Auto Receivables Corporation II

	By:	/s/ Rakesh Kochhar
		Name:	Rakesh Kochhar
		Title:	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Date: January 29, 2008

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of January 24, 2008, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of January 24, 2008, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of January 24, 2008, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of January 24, 2008, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 4.5	Administration Agreement, dated as of January 24, 2008, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of January 24, 2008, by and among the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 99.1	ISDA Master Agreement, dated as of January 24, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.2	ISDA Credit Support Annex, dated as of January 24, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.3	Schedule to the ISDA Master Agreement, dated as of January 24, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.4	Swap Transaction Confirmation, dated as of January 24, 2008, by and between the Issuing Entity and the Swap Counterparty.